Exhibit 10.1

NEITHER THE CONVERTIBLE NOTE REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE REFERRED TO COLLECTIVELY, AS THE “SECURITIES.” THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) A THIRD PARTY WHO SATISFIES THE TERMS AND CONDITIONS SET FORTH BELOW, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, (C) IN ACCORDANCE WITH RULE 144 PROMULGATED BY THE SEC UNDER THE ACT, IF APPLICABLE, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS OR (D) IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, OR OTHERWISE SATISFIED ITSELF, THAT THE TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE U.S. STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

SEEDO CORP.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: US$___________	Issuance Date: _____________________

For value received, Seedo Corp., a Delaware corporation (the “Company”) with offices located #3 Bethesda Metro Center – Suite 700, Bethesda, MD 20814 USA, promises to pay to ________________ (the “Holder”), the principal sum of US$_____________ in accordance with the terms of this Convertible Promissory Note (the “Note”). The Note is offered by the Company pursuant to a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), based upon Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Act. under the Securities Act of 1933, as amended (the “Act”). The Holder and the Company are sometimes referred to collectively, as the “Parties” and individually, as a “Party.”

The undersigned understands that the Note: (i) is being offered only to persons who are “accredited investors” as that term is defined in Rule 501 of Regulation D; (ii) bears no interest; and (iii) the principal of the Note is convertible for a period of _______ into a number of shares of the Company’s common stock (the “Shares”) based upon a conversion price of $0.10 through to __________________ (the “Maturity Date”).

1.	Interest, Maturity and Default

(a) the entire unpaid principal sum of this Note, shall become immediately due and payable upon (i) reaching the Maturity Date of the Loan (ii) the execution by the Company of a general assignment for the benefit of creditors, (iii) the filing by or against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of 90 days or more, or (iv) the appointment of a receiver or trustee to take possession of the property or assets of the Company.

2.	Conversion

(a)	Conversion at Holder’s Election

The principal under this Note shall, at the Holder’s election, be convertible at any time into shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) at a conversion price of $0.10 per share.

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(b)	Mechanics and Effect of Conversion

No fractional Shares will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, round up the number of Shares issuable to the next whole integer. Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Holder, at the address of the Holder most recently furnished in writing to the Company, a certificate or certificates for the number of Shares to which such Holder is entitled upon such conversion. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted, including, without limitation, the obligation to pay such portion of the principal amount and accrued interest.

3.	Payment

All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. Any amounts due in connection with this Note may be prepaid in whole or in part at any time without penalty upon ten (10) days’ advance notice by the Company to the registered holder of this Note.

4.	Transfer; Successors and Assigns

The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Notwithstanding the foregoing, except for a pledge of this Note to a bank or other financial institution that creates a mere security interest in this Note in connection with a bona fide loan transaction, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company, and, thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

5.	Governing Law; Jurisdiction

This Note shall be governed by and construed under the laws of the State of New York, where the Company maintains its offices and banking relationships, among other relevant contacts, without giving effect to principles of conflicts of law. The Parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in New York County, State of New York, in connection with any action relating to this Note.

6.	Notices

Any notice required or permitted by this Note shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address of such party indicated on the signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other party given in the foregoing manner.

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7.	Amendments and Waivers

Any term of this Note may be amended only with the written consent of the Company and the holders of a majority in interest of the Notes. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, each Holder and each transferee of the Note.

8.	Shareholders, Officers and Directors Not Liable

In no event shall any shareholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

9.	Action to Collect on Note

If action at law or equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

10.	Waiver of Jury Trial

Each of the Company and Holder hereby waives its right to trial by jury in any claim (whether based upon contract, tort or otherwise) under, related to or arising in connection with this Note.

11.	Waiver of Notice of Presentment

The Company hereby waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

SEEDO CORP.

By:  _________________________

Name: _______________________

Title: ________________________

AGREED TO AND ACCEPTED

BY HOLDER:

By:________________________________

Name: ________________________

Title (if applicable): _____________

Address: ___________________________

___________________________________

___________________________________

Email: _____________________________

Tax ID (if applicable):________________

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